Schedule of Investments (Unaudited)		March 31, 2020
Monetta Core Growth Fund
NUMBER OF SHARES		VALUE
COMMON STOCKS - 51.9%
Capital Equipment - 2.3%
Aerospace & Defense-2.3%
8,000	Boeing Co.	$1,193,120

Consumer Cyclical - 1.9%
Media-Radio/TV-1.9%
10,000	Walt Disney Co.	966,000

Financial - 16.1%
Bank-Money Center-5.5%
50,000	Bank of America Corp.	1,061,500
20,000	JPMorgan Chase & Co.	1,800,600
		2,862,100

Finance-Miscellaneous-10.6%
13,000	MasterCard, Inc. - CL A	3,140,280
15,000	Visa, Inc. - CL A	2,416,800
		5,557,080

Healthcare - 2.6%
Healthcare-Biomedical/Genetic-0.7%
95,000	Amarin Corp. - ADR *	380,000

Healthcare-Patient Care-1.9%
4,000	UnitedHealth Group, Inc.	997,520

Retail - 9.4%
Retail-Major Chain-1.9%
3,500	Costco Wholesale Corp.	997,955

Retail-Specialty-7.5%
2,000	Amazon.com, Inc. *	3,899,440

Technology - 19.6%
Computer Data Storage-3.4%
7,000	Apple, Inc.	1,780,030

Computer-Software-7.6%
25,000	Microsoft Corp.	3,942,750

Electronic-Semiconductor-1.9%
22,000	Advanced Micro Devices, Inc. *	1,000,560

Internet-6.7%
3,000	Alphabet, Inc. - CL C *	3,488,430

Total Common Stocks (Cost $15,408,401)		27,064,985

EXCHANGE TRADED FUNDS - 46.4%
5,000	iShares Core S&P 500	1,292,000
55,000	SPDR S&P 500 Trust	14,176,250
37,000	Vanguard S&P 500	8,762,340
Total Exchange Traded Funds (Cost $15,522,876)		24,230,590

MONEY MARKET FUNDS - 2.3%
1,181,203	First American Government Obligations Fund - Class X, 0.43% ^	1,181,203
Total Money Market Funds (Cost $1,181,203)		1,181,203

	Total Investments (Cost $32,112,480) - 100.6%	52,476,778
	Liabilities in Excess of Other Assets - (0.6)%	(288,604)
	TOTAL NET ASSETS - 100.0%	$52,188,174

ADR - American Depositary Receipt
*	Non-Income Producing.
^	Rate shown is the seven day effective yield at March 31, 2020.
Industry classification provided by William O'Neil & Co., Inc.

Summary of Fair Value Exposure

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

As of March 31, 2020, the Fund's investments in securities were classified as follows:

	Level 1	Level 2	Level 3	Total Fair Value
Common Stocks	$27,064,985	$-	$-	$27,064,985
Exchange Traded Funds	24,230,590	-	-	24,230,590
Money Market Funds	1,181,203	-	-	1,181,203
Total Investments	$52,476,778	$-	$-	$52,476,778

Refer to the Schedule of Investments for futher information on the classification of investments.